UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2023 (May 2, 2023)

American Noble Gas, Inc

(Exact name of registrant as specified in its charter)

Nevada	000-17204	87-3574612
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15612 College Blvd.

Lenexa, KS 66219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (913) 948-9512

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 3, 2023, American Noble Gas, Inc, a Nevada Corporation (the “Company”) entered into a Letter Agreement (the “Letter Agreement”) by and among the Company, 3i LP, a Delaware limited partnership, Alpha Capital Anstalt, a Liechtenstein company (“Alpha”), Ozark Capital, LLC, a Missouri limited liability company (“Ozark”), Stanton E. Ross, individually (“Mr. Ross”) and Thomas J. Heckman, individually (“Mr. Heckman”). The transactions contemplated by the Letter Agreement are collectively referred to as the “Transactions”.

This Current Report on Form 8-K is being filed to describe the material terms of the Letter Agreement and certain agreements contemplated by the Letter Agreement and entered into as of the closing date of the Transactions (the “Closing Date”).

Letter Agreement

The Letter Agreement provides that, upon the terms and subject to the conditions set forth therein, on the Closing Date:

●	Each of 3i, Alpha and Ozark (collectively, the “Investors”) will contribute cash consideration in the aggregate of $750,000 to the Company;

●	The Company will issue to the Investors an aggregate of 7,500 shares of Series B Convertible Preferred Stock, par value $0.0001 per share, at a conversion rate of $0.05 per share (the “Series B Preferred Stock”);

●	The Company will issue to the Investors warrants to purchase up to an aggregate of 15,000,000 shares of common stock, par value $0.0001 per share, (the “Common Stock”), at an exercise price of $0.05 per share (the “Warrants”);

●	The Company and the Investors agree to work together in good faith to engage an investment banking firm reasonably acceptable to all parties to assist the parties in raising additional capital for the Company and to facilitate an uplisting of the Company’s securities onto a national exchange by December 31, 2023; and

●	The parties contemplated and understood that Paul Mendell (“Mr. Mendell”) may separately contribute to the Company approximately $300,000 of assets as set forth in the Letter Agreement, and that Mr. Mendell will consult and advise the Company on its drilling programs in Nebraska and Western Kansas.

Effective as of the Closing Date, Mr. Ross will resign as Chief Executive Officer and President of the Company and Daniel F. Hutchins will resign as Chief Financial Officer of the Company. Mr. Heckman will become the Chief Executive Officer and the Chief Financial Officer of the Company.

Securities Purchase Agreement

Pursuant to the terms of the Letter Agreement, on May 4, 2023, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with the Investors providing for an aggregate investment of $750,000 by the Investors for the issuance by the Company to them of (i) 7,500 shares of Series B Preferred Stock, convertible into an aggregate of up to 15,000,000 shares of Common Stock that are issuable from time to time upon conversion of such shares of Series B Preferred Stock (the “Conversion Shares”); (ii) Warrants, with a term of five and a half (5.5) years, exercisable six (6) months after issuance, to purchase an aggregate of up to 15,000,000 shares of Common Stock (the “Warrant Shares”) at an exercise price of $0.05 per share, subject to customary adjustments thereunder. Holders of the Warrants may exercise them by paying the applicable cash exercise price or, if there is not an effective registration statement for the sale of the Warrant Shares within six (6) months following the Closing Date (as such term is defined in the Warrants), by exercising on a cashless basis pursuant to the formula provided in the Warrants. The shares of Series B Preferred Stock, the Conversion Shares, the Warrants and the Warrant Shares are collectively referred to as the “Securities.”

2

Pursuant to the provisions of the Securities Purchase Agreement and the Certificate of Designation of Preferences, Rights and Limitations of the Series B Preferred Stock (the “Certificate of Designation”), each share of Series B Preferred Stock is convertible, at the option of the holders thereof, at any time, subject to certain beneficial ownership limitations, into shares of Common Stock determined on a per share basis by dividing the Stated Value of such share of Preferred Stock (as such term is defined in the Certificate of Designation) by the Conversion Price (as such term is defined in the Certificate of Designation), which Conversion Price is subject to certain adjustments. In addition, the Securities Purchase Agreement and the Certificate of Designation also provide for the payment of dividends, in (I) cash, or (ii) shares of Common Stock, to the holders of the Series B Preferred Stock, of 8% per annum, based on the Stated Value, until the earlier of (i) the date on which the shares of Series B Preferred Stock are converted to Common Stock or (ii) date the Company’s obligations under the Certificate of Designation have been satisfied in full. The shares of Series B Preferred Stock also (i) vote on an as-converted to Common Stock basis, subject to certain beneficial ownership limitations, (ii) are redeemable at the option of the Company at any time, (iii) rank senior to the Common Stock and any class or series of capital stock created after the Series B Preferred Stock and (iv) have a special preference upon the liquidation of the Company.

The Securities Purchase Agreement also contains customary representations, warranties and agreements of the Company and the Investors and customary indemnification rights and obligations of the parties thereto. The Investors have previously invested in securities of the Company or otherwise had pre-existing relationships with the Company; the Company did not engage in general solicitation or advertising with regard to the issuance and sale of the Securities. The Investors represented that they are either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act, and purchased the Securities for investment and not with a view to distribution.

Registration Rights Agreement

Pursuant to the terms of the Letter Agreement, on May 5, 2023, the Company also entered into that certain registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement within forty-five (45) days following the Closing Date (as such term is defined in the Registration Rights Agreement) to register the Conversion Shares and the Warrant Shares and to use its best efforts to cause such registration statement to be declared effective within forty-five (45) days after the filing thereof, but in any event no later than the ninetieth (90th) calendar day following the Closing Date hereof; provided, however, that in the event the Company is notified by the U.S. Securities and Exchange Commission that the registration statement will not be reviewed or is no longer subject to further review and comments, the fifth (5th) trading day following the date on which the Company is so notified if such date precedes the dates otherwise required above.

Pursuant to the Registration Rights Agreement, the Company must keep such registration statement effective at all times until the Investors no longer own any of the Securities.

Pursuant to the Securities Purchase Agreement, the Company issued the Securities to the Investors, in a private placement pursuant to an exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder (the “Private Placement”).

The Closing Date of the Transactions, including the Private Placement, occurred on May 5, 2023.

New Note

On May 5, 2023, the Company reached an agreement with one of the holders of two separate convertible notes payable in the aggregate principal face amount of approximately $450,000, which the Company did not pay by the maturity dates. The Company and the holder of the two convertible notes payable entered into a new convertible promissory note (the “New Note”), exchanging the outstanding principal amount of the old convertible notes payable into the New Note, with a maturity date of September 30, 2023. Upon issuance of the New Note, the old convertible notes payable were cancelled and the repayment defaults under the prior convertible notes payable were cured with the entry into the New Note. The interest rate and other terms of the New Note are the same as those of the prior convertible notes payable.

The foregoing description of the New Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of New Note, the form of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

3

Resignation of Stanton E. Ross

On May 5, 2023, in connection with the closing of the Transactions, pursuant to the Letter Agreement, Mr. Ross, the Company’s Chief Executive Officer and President, resigned from his positions with the Company.

Resignation of Daniel F. Hutchins

On May 5, 2023, in connection with the closing of the Transactions, pursuant to the Letter Agreement, Mr. Hutchins, the Company’s Chief Financial Officer, resigned from his positions with the Company.

Appointment of Thomas Heckman as Chief Executive Officer and Chief Financial Officer

On May 2, 2023, in connection with the closing of the Transactions and pursuant to the Letter Agreement, the Company’s Board of Directors appointed Mr. Heckman to the positions of Chief Executive Office and Chief Financial Officer of the Company to replace Mr. Ross and Mr. Hutchins, effective May 5, 2023.

Mr. Heckman, age 63, is and has been the Chief Financial Officer and Treasurer of Digital Ally, Inc. (Nasdaq: DGLY) a company, which, through its subsidiaries, engages in video solution technology, human and animal health protection products, healthcare revenue cycle management, ticket brokering and marketing and event production (“Digital Ally”), since January 2008. Mr. Ross is currently the Chairman, President and Chief Executive Officer of Digital Ally, and Mr. Hutchins is an independent director and Chairman of Digital Ally’s Audit Committee. Mr. Heckman is also a Managing Member of Ozark.

Prior to joining Digital Ally, Mr. Heckman held financial and accounting roles of increasing responsibility at Deloitte and Touche, LLP, a subsidiary of Deloitte Touche Tohmatsu, an international auditing, consulting, financial advisory, risk management and tax services organization (“Deloitte”), since 1983, including six years as an Accounting and Auditing Partner in Deloitte’s Kansas City, Missouri’s office. Mr. Heckman is a certified public accountant and holds a Bachelor of Arts in Accounting from the University of Missouri – Columbia.

Mr. Heckman is a beneficial owner of the Company’s securities. Such securities include: (i) the Securities issued in the Transactions described in this Current Report on Form 8-K (2,500 shares of Series B Preferred Stock and 5,000,000 Warrants held by Ozark); (ii) 502,000 shares of Common Stock issuable upon full exercise of stock options granted by the Company and held by Mr. Heckman, individually; (iii) 449,306 shares of Common Stock held by Ozark, which such shares Mr. Heckman is deemed to beneficially own; (iv) 1,111 shares of Series A Convertible Preferred Stock of the Company, par value $0.0001 per share, held by Ozark, which such shares Mr. Heckman is deemed to beneficially own, and which are convertible into 347,187 shares of Common Stock; and (v) 256,150 warrants held by Ozark, which such warrants Mr. Heckman is deemed to beneficially own.

There are no arrangements or understandings with any other person pursuant to which Mr. Heckman was appointed Chief Executive Officer and Chief Financial Officer other than those that have been disclosed in this Current Report on Form 8-K. Mr. Heckman also advised the Company that he has no family relationships with any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer of the Company.

The terms of Mr. Heckman’s compensation as the Company’s Chief Executive Officer and Chief Financial Officer have not been finalized as of the date of this Current Report on Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On May 3, 2023, the Company filed the Certificate of Designation with the Secretary of State of the State of Nevada (the “Nevada Secretary of State”), establishing the rights, preferences, privileges, qualifications, restrictions, and limitations relating to the Series B Preferred Stock. The Certificate of Designation became effective upon filing with the Nevada Secretary of State. These provisions are summarized in Item 1.01 of this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure

On May 8, 2023, the Company issued a press release regarding the matters described in Item 1.01 of this Current Report on Form 8-K, a copy of which is filed as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

4

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K, and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Current Report on Form 8-K, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designations of Series B Convertible Preferred Stock
4.1	Form of Warrant
4.2	Form of Series B Convertible Preferred Stock Certificate
10.1	Letter Agreement by and between the Company and the Investors
10.2*	Form of Securities Purchase Agreement by and between the Company and the Investors
10.3	Form of Registration Rights Agreement by and between the Company and the Investors
10.4	Form of 8% Convertible Promissory Note due September 30, 2023
99.1	Press Release dated May 8, 2023

*Schedules and certain Exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any schedule or exhibit so furnished.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2023	American Noble Gas, Inc

	By:	/s/ Thomas J. Heckman
	Name:	Thomas J. Heckman
	Title:	Chief Executive Officer and Chief Financial Officer

6